SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT                       |X|

FILED BY A PARTY OTHER THAN THE REGISTRANT    | |
Check the appropriate box:

|X|  Preliminary Proxy Statement (Amended)

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

| |  Definitive Proxy Statement

| |  Definitive Additional Materials

| |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   EVTC, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required

| |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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| |  Fee previously paid with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

                                   EVTC, INC.

                                3125 BOLT STREET

                             FORT WORTH, TEXAS 76110

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ______________, 2002


TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EVTC, Inc., a Delaware corporation (the "Company"), will be held at
[_____________________________________________________________]               on
[__________________] at [________] A.M.], to consider the following proposals:

     1. The election of three (3) directors, named in the accompanying Proxy Statement to serve on the Board of Directors of the Company until their respective successors are elected and qualified;

     2. To ratification of the appointment of BDO Seidman, LLP as the independent auditors of the Company for the fiscal year ending September 30, 2002; and

     3. The transaction of such other business as may properly come before the meeting.

     Stockholders of record on the books of the Company at the close of business on February ___, 2002 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the year 2001 is enclosed.

     All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                          By Order of the Board of Directors



Dated:  New York, New York                /s/George Cannan
        February __, 2002                 -----------------------------
                                          Title:  Chairman

                                   EVTC, INC.

                                3125 BOLT STREET

                             FORT WORTH, TEXAS 76110

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                              ______________, 2002


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of EVTC, Inc. (the "Company") of proxies in the enclosed form for the Annual Meeting of Stockholders to be held at [________________________________________________________________________] on
________________ 2002] at [______] A.M., and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

     A proxy may be revoked by a stockholder at any time before its exercise by filing with the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting of Stockholders and electing to vote in person. Attendance at the Annual Meeting of Stockholders will not, in and of itself, constitute revocation of a proxy.

     At the Annual Meeting, the Stockholders will vote on the following proposals:

     1. The election of three (3) directors, named in the accompanying Proxy Statement to serve on the Board of Directors of the Company until their respective successors are elected and qualified;

     2. The ratification of the appointment of BDO Seidman, LLP as the independent auditors of the Company for the fiscal year ending September 30, 2002; and

     3. The transaction of such other business as may properly come before the meeting.

     The Company knows of no other matters to be presented at the Annual Meeting. If any additional matters should be properly presented, proxies shall be voted in accordance with the judgment of the proxy holders.

     Each stockholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such stockholder are voted at the Annual Meeting. Any stockholder may revoke a proxy at any time before it is voted by: (i) delivering written notice to the Secretary of the Company, at the address of the Company set forth above, stating that the proxy is revoked, (ii) executing a subsequent proxy and delivering it to the Secretary of the Company, or (iii) attending the Annual Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.

     The Company will bear the cost of soliciting proxies. Directors, officers and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

     The principal executive offices of the Company are located at 3125 Bolt Street, Fort Worth, Texas 76110. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's stockholders is February ___, 2002.

                                VOTING SECURITIES

     Only holders of shares of Common Stock of record at the close of business on February ___, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the Record Date there were [____________] shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting.

                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum exists. The approval of the selection of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 2002 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum exists.

     A quorum is established if the holders of a majority of the votes are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Broker non-votes with respect to any matter are not considered as shares entitled to vote and will, therefore, have no legal effect on the vote on that particular matter. The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth, as of the Record Date, information regarding beneficial ownership of common stock of EVTC by: (i) each person known by EVTC to be the beneficial owner of more than 5% of the outstanding shares of its common stock; (ii) each current director and executive officer of EVTC;
(iii) all current officers and directors of EVTC as a group; and (iv) all nominees for director. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the SEC.

   Name and Address          Shares of EVTC Stock         Percentage of Class(1)
 Of Beneficial Owner          Beneficially Owned          ----------------------
 -------------------          ------------------

George Cannan, Sr.               1,630,943 (2)                       19%

John Stefiuk                       116,000 (3)                      1.0%

Robert Casper                       95,173 (4)                      1.0

Bobby Gene Stephens                      0                           *

J&E Partners, Inc.               1,000,000                         11.7%

Executive Officers
and Directors as a Group         1,842,116                           22%


----------
*     Represents less than 1%

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this report upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date of this report have been exercised.
(2) Includes 1,090,000 shares of Common Stock issuable upon the exercise of stock options, all of which are presently exercisable
(3) Includes 50,000 shares of Common Stock issuable upon the exercise of stock options, all of which are presently exercisable.
(4) Includes 58,673 shares of Common Stock issued to Concorde Science and Technology, Inc. ("Concorde") and 20,000 shares of Common Stock issuable upon the exercise of stock options, all of which are presently exercisable. Mr. Casper is the President of Concorde.
(5) The Company granted options to purchase 1,000,000 shares of Common Stock to J&E Partners, Inc. on December 11, 2001, which options have been exercised by J&E Partners, Inc. John D. Mazzuto, who became the Chief Executive Officer of the Company in January 2002, is the sole officer and director of J&E Partners, Inc.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Annual Meeting, three (3) Directors are to be elected by the stockholders to serve until the next Annual Meeting of the Stockholders or until their successors are elected and shall qualify. The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum exists. The accompanying form of Proxy will be voted for the re-election as Directors of:

           George Cannan           John Stefiuk            Robert J. Casper

     Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

                            DIRECTORS OF THE COMPANY

     The following table sets forth information about each executive officer, director and nominee for director of the Company at the Record Date.

                  NAME              AGE         POSITION
                  ----              ---         --------

            George Cannan, Sr.        58     Chairman and Director
            Caroline Costante         39     Secretary
            John Stefiuk              50     Director
            Robert J. Casper          58     Director
            John D. Mazzuto           53     Chief Executive Officer

GEORGE CANNAN, SR. founded Environmental Materials Corp. ("EMC") a wholly-owned subsidiary of the Company in 1975 and has been President, Chief Executive Officer and a director of EMC since that time. Mr. Cannan founded the Company in 1989; was President and Chief Executive Officer until December 31, 1995; has been Chairman of the Board and a director of the Company since 1989; and was reappointed Chief Executive Officer from 1999 until May 2001. In July 1992, EMC became a wholly owned subsidiary of the Company. Mr. Cannan has been responsible for all phases of the Company's operations since its inception. Prior to founding EMC, Mr. Cannan was a manufacturer's representative in the automotive industry.

CAROLINE COSTANTE has been Secretary of the Company since its inception. Ms. Costante has been employed by EMC since 1979 and is responsible for the overall administration of the operations of EMC.

JOHN STEFIUK has served as a director of the Company since 1996. Mr. Stefiuk is the President of Federal Bronze Products, Inc. a metal servicing center and representative agency based in Newark, New Jersey. Mr. Stefiuk joined Federal Bronze in 1972 and became President in 1978. During his tenure at Federal Bronze, he has held various managerial and operating positions.

ROBERT J. CASPER has served as a director of the Company since 1999. Mr. Casper is the President and Chief Executive Officer of R.J. Casper & Associates. Mr. Casper has held prior positions as Chairman, Midwestern National Life Insurance Company, President of MC Equities, President/Chief Operating Officer of U.S. Life Corporation and Executive Vice President of Home Life Insurance Company. Mr. Casper's background encompasses over 30 years of experience in the life insurance industry, with 25 years of executive level, hands on management experience.

JOHN D. MAZZUTO has served as the Chief Executive Officer of the Company since January 2002. Since 1991 Mr. Mazzuto has served as a consultant for various companies, including Texfi Industries, Inc., Weldotron Corporation and CPT Holdings, Inc. He has specialized in consulting troubled companies, in which capacity he has assisted them in financial analysis and debt restructuring.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors met two times during the 2001 fiscal year. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the period for which he was a director and the total number of meetings held by all committees of the Board of Directors on which he served during the periods in which he served.

     The Board of Directors has an Audit Committee, a Compensation Committee, and Executive Committee. The Audit Committee is responsible for reviewing the Company's audited financial statements, meeting with the Company's independent accountants to review the Company's internal controls and financial management practices, examining all agreements or other transactions between the Company and its directors and officers (other than those compensation functions assigned to the Compensation Committee) to determine whether such agreements or transactions are fair to the Company's shareholders, and considering the adequacy of the Audit Committee Charter (See Exhibit A). The members of the Audit Committee for fiscal year 2001 were Messrs. Jack Stefiuk, Robert Casper and Chuck Rice, Jr.

     The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning compensation and benefits for such executive officers and administering the Company's stock option plans. The members of the Compensation Committee are Messrs. Jack Stefiuk and Robert Casper.

     The Executive Committee has the authority to act, between meetings of the full Board of Directors, on any matter that might properly be brought before the Board of Directors, subject to exceptions for certain major matters. The member of the Executive Committee is Mr. George Cannan.

     Directors of the Company receive no cash compensation for serving on the Board of Directors, other than reimbursement of reasonable expenses incurred in attending meetings. Directors receive stock options for 5,000 shares for serving on the Board of Directors.

     Officers of the Company are elected annually by the Board of Directors and hold office at the discretion of the Board.

                             AUDIT COMMITTEE REPORT

     BDO Seidman, LLP served as the Company's independent public accountant for the year ended September 30, 2001. A representative of BDO Seidman, LLP will be available to respond to appropriate questions during the Annual Meeting.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent public accountant is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee of the Board of Directors has reviewed the audited financial statements of the Company for the fiscal year ended September 30, 2001 with management. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has discussed the consolidated financial statements with BDO Seidman, LLP, and the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from BDO Seidman, LLP regarding its independence from the Company as required by Independence Standards Board Standard No 1 (Independence Discussions with Audit Committees), has discussed with BDO Seidman, LLP the independence of that firm and has considered the compatibility of non-audit services with the independence of BDO Seidman, LLP.

     Based upon the above materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001.

                                          Respectfully,

                                          Jack Stefiuk
                                          Robert Casper
                                          Chuck Rice, Jr.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, as amended, requires EVTC's executive officers, directors and persons who beneficially own more than 10% of EVTC's common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish EVTC with copies of all Section 16(a) forms they file. Based solely on its review of such forms received by it, EVTC believes that all filing requirements applicable to its directors, executive officers and beneficial owners of 10% or more of the common stock were complied with during fiscal 2001.

                             EXECUTIVE COMPENSATION

     The compensation paid to the Company's Chief Executive Officer and to each of the other executive officers whose total compensation exceeded $100,000 during each of the preceding three fiscal years ended September 30, 2001 (the "Named Executive Officers") are as follows:


                                                                           Long Term Compensation
                                                                           ----------------------
                            Annual Compensation                      Awards                    Payouts
                            -------------------                      ------                    -------
                                      Non-Cash                  Restricted  Options/       LTIP         All
Name & Position      Year     Salary   Bonus    Other           Stock       SARs           Payouts      Other
---------------      ----     ------   -----    -----           -----       ----           -------      -----
George Cannan, Sr.   2001    $200,000   (1)      None           None         None           None         None
                     2000    $200,000   (1)      None           None         None           None         None
                     1999    $200,000   (1)      None           None         90,000         None         None

Bobby G. Stephens    2001    $57,692    (1)      None           None         None           None         None
CEO (2)

David A. Keener      2001    $181,730   (1)      None           None         None           None         None
President (3)        2000    $150,000   (1)      None           None         125,000        None         None
                     1999    $123,077   (1)      None           None         45,000         None         None


----------
(1)   Represents less than 10% of the Executive's compensation.
(2)   Employment began in May 2001.  Mr. Stephens resigned on January 25, 2002.
(3)   Mr. Keener resigned on May 16, 2001.

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth stock options granted to the Chairman and the Named Executive Officers as of September 30, 2001.

       Number of Options    % of Total Options                           Grant
       Granted in Fiscal    Granted to Employees  Exercise   Expiration  Value $
Name   Year ended 9/30/01   in Fiscal Year 2001   ($/Share)  Date
--------------------------------------------------------------------------------
                                   None.

      OPTION EXERCISES DURING, AND STOCK OPTIONS HELD AT END OF FISCAL 2001

     The following table indicates the total number and value of exercisable stock options held by the Named Executive Officers as of September 30, 2001.

                                                     Value of Unexercised
                     Number of Unexercised           In-The-Money Options
                     Options at Fiscal Year End      At Fiscal Year End (1)
Name                 Exercisable   Unexercisable     Exercisable   Unexercisable
--------------------------------------------------------------------------------
George Cannan, Sr.     90,000            -0-            12,321          -0-

David A. Keener (2)     -0-              -0-             -0-            -0-

Bobby G. Stephens (3)   -0-              -0-             -0-            -0-

----------
(1) Based on the last sale price for the Company's Common Stock on September 30, 2001 of $.37 per share, as reported by NASDAQ.
(2) 15,000 shares were exercised during fiscal year 2001. The value received was $15,000.
(3)   Employment began in May 2001.  Mr. Stephens resigned on January 25, 2002.

STOCK OPTION PLANS

     The Company maintains stock option plans designated as the 1992 Stock Option Plan (the "1992 Plan"), the 1996 Stock Option Plan (the "1996 Plan") and the 2000 Stock Option Plan (the "2000 Plan"). The 1992 and 1996 Plans each reserve 500,000 shares of the Company's Common Stock for issuance, and the 2000 Plan reserves 1,000,000 shares of the Company's Common Stock for issuance, upon the exercise of options designated as either (i) incentive stock options ("ISOs") under the Internal Revenue Code of 1986, amended (the "Code") or (ii) non-qualified options. Nonqualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company. In certain circumstances, the exercise of stock options may have an adverse effect on the market price of the Company's Common Stock.

     The purpose of the Option Plans is to encourage stock ownership by certain directors, officers and employees of the Company and certain other people instrumental to the success of the Company and give them a greater personal interest in the success of the Company. The Option Plans are administered by the Board of Directors and/or the Compensation Committee. The Board or the Compensation Committee, as applicable, within the limitations of the Option Plans, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the option purchase price per share and the manner of exercise, the time, manner and form of payment upon exercise of an option, and whether restrictions such as repurchase rights by the Company are to be imposed on shares subject to options. ISOs granted under the Option Plans may not be granted at a price less than the fair market value (110% of fair market value in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company) of the Common Stock on the date of grant. Options granted under the Option Plans will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of the Company). Except as otherwise provided in the individual option agreement granting such options, any options granted under the Option Plans are not transferable during the optionee's lifetime but are transferable at death by will or by the laws of descent and distribution.

EMPLOYMENT AGREEMENTS

     There are currently no employment agreements in effect with the Company's executive officers.

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee reviews, recommends and approves changes to the Company's compensation policies and programs and is responsible for reviewing and approving the compensation of the Chief Executive Officer and other senior officers of the Company.

     The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or under the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION PHILOSOPHY

     The Company believes that executive compensation should be based upon value returned to stockholders. The Company has developed compensation programs
designed  to  reflect   Company   performance  and  to  be  competitive  in  the
marketplace. In designing its compensation programs, the Company attempted to reflect both value created for stockholders while supporting the Company's strategic goals. The Company's compensation programs reflect the following themes:

     o Compensation should be meaningfully related to the value created for stockholders.

     o Compensation programs should support the Company's short-term and long-term strategic goals and objectives.

     o Compensation programs should promote the Company's value and reward individuals for outstanding contributions to the Company's success.

     o Short-term and long-term compensation should be designed to attract and retain superior executives.

     The Company's executive compensation is based upon three components, base salary, annual incentive bonuses and long-term incentives, which are intended to serve the overall compensation philosophy.

BASE SALARY

     The base salary of each executive officer is determined as a function of three principal factors: the individual's performance, the relationship of the individual's salary to similar executives in comparable companies, and increases in the individual's responsibilities, whether through promotions or otherwise.

ANNUAL INCENTIVE BONUS

     The Company's annual incentive bonuses are designed to reflect the individual officer's contribution to the profitability of the Company and any special achievements by the respective officers. Each officer's bonus is based upon the Company's performance in various areas, such as sales, profit margins, operating expenses and earnings before interest and taxes as compared to a pre-determined plan for each officer for each year.

                                        Respectfully,

                                        Jack Stefiuk
                                        Robert Casper

                                 PERFORMANCE GRAPH

     The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from September 30, 1996 through September 30, 2000 with the cumulative total return
(i) on the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Composite Index"), and (ii) of a peer group of specialty chemical industry companies (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Composite Index and the Peer Group on September 30, 1996 and reinvestment of all dividends).

     This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporate this graph by reference, and shall not otherwise be deemed filed under such Acts.

                             [INTENTIONALLY LEFT BLANK]

                   COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
               AMONG EVTC, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP

ENVIRONMENTAL TECHNOLOGIES CP

                               [PERFORMANCE GRAPH]
Table:
Caption:

                            Cumulative Total Return
                            ------------------------------------------
                            9/96     9/97     9/98     9/98     9/00
                            ------   -----    -----    -----    ----
EVTC, INC.                  100.00   70.10    13.40     9.28    28.87
NASDAQ STOCK MARKET (U.S.)  100.00  162.90   165.47   270.35   358.87
PEER GROUP                  100.00  109.25    55.02    55.12    49.23

-o- EVTC, INC.          -*- NASDAQ STOCK MARKET (U.S.)          -+- PEER GROUP

* $100 INVESTED ON 9/30/96 IN STOCK OR
INDEX - INCLUDING REINVESTMENT OF
DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.


                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's automotive refrigerant packaging and distribution operations are located in a 21,000 square foot building situated at 550 James Street, Lakewood, New Jersey 08701. The building is leased at a rental of $10,000 per month from George Cannan, Sr., the Company's founder, Chairman and principal stockholder, pursuant to 5-year lease. The Company believes that the terms of such lease are at least as favorable as those that it could obtain from a non-affiliated third party. This lease will expire December 31, 2004.

     On April 1, 2000, the Company acquired the remaining 50% interest in Liberty Technologies International, Inc. ("Liberty") from Concorde Science and Technology, Inc. ("Concorde"), its previous joint venture partner. The total consideration paid by the Company for the remaining fifty percent interest in Liberty was approximately $1.6 million, which consideration consisted of shares of the Company's common stock, loan cash advances to the joint venture (which occurred in prior periods), and assumed liabilities. In connection with this acquisition the Company, in fiscal 2001, issued an additional 174,690 shares of common stock to Concorde, the issuance of which was contingent on the price of the Company's common stock on March 31, 2001. Robert Casper, a director of the Company, is the President of Concorde.

REQUIRED VOTE

     Election of the directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

                                   PROPOSAL 2
                         RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The firm of BDO Seidman, LLP has served as the independent auditors of the Company since 1999. The Board of Directors has appointed BDO Seidman, LLP to continue as the independent auditors of the Company for the fiscal year ending September 30, 2002, subject to ratification by the Company's stockholders. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

AUDIT FEES

     BDO Seidman, LLP's fees for the Company's fiscal 2001 annual audit and review of interim financial statements were $111,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not pay any fees to its auditors during the last fiscal year for financial information systems design and implementation fees.

ALL OTHER FEES

     BDO Seidman, LLP's fees for all other professional services rendered to us were $31,000, which includes fees for consulting and other accounting and auditing services related primarily to acquisition activities. All fees were paid to the Company's principal accounting firm, BDO Seidman, LLP. The Audit Committee has considered whether the provision of the services included in other fees is compatible with maintaining the auditor's independence.

REQUIRED VOTE

     The Board of Directors believes that the ratification of the appointment of BDO Seidman, LLP is in the best interests of the stockholders of the Company. The approval of the selection of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 2002 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

     Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2003 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before January 29, 2003.

     Stockholders of the Company wishing to include proposals in the proxy material for the 2003 annual meeting of the stockholders must submit the same in writing so as to be received by the Secretary of the Company on or before November 15, 2002. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER MATTERS

     The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals.

     Unless otherwise directed, the persons named in the accompanying form of Proxy intend to vote all Proxies received by them in favor of each of the proposals identified herein. All Proxies will be voted as specified.

     The Board of Directors does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions dealing with the conduct of the Meeting.

ANNUAL REPORT

     An annual report to stockholders for the year ended September 30, 2001 is being furnished herewith to each stockholder of record as of the close of business on February ___, 2002. Copies of the Company's annual Report on Form 10-K will be provided free of charge upon written request to: EVTC, Inc., 3125 Bolt Street, Fort Worth, Texas 76110. In addition, copies of any exhibits to the annual report on Form 10-K will be provided for a nominal charge to stockholders who make a written request to the Company at the above address.

                                           By Order of the Board of Directors



Dated: February ___, 2002

                                      PROXY

                             THIS PROXY IS SOLICITED

                       ON BEHALF OF THE BOARD OF DIRECTORS

                                   EVTC, INC.
                                3125 BOLT STREET
                             FORT WORTH, TEXAS 76110

     The undersigned hereby appoints George Cannan as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of EVTC, Inc. held of record by the undersigned on February ___, 2002 at the Annual Meeting of Stockholders to be held on March ___, 2002 or any adjournment thereof.

1.   Election of Directors.

     | | FOR ALL NOMINEES LISTED BELOW        | | WITHHOLD AUTHORITY
         (except as marked to the                 to vote for all nominees below
          contrary below)

     Nominees: Guy Harrell, Gary A. Tipton, William Mosley, Kevin Beasley

                   (INSTRUCTION: To withhold authority to vote
                    for any individual nominee strike a line
                  through the nominee's name in the list below)

2. Ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors.

                      FOR  | |   AGAINST  | |   ABSTAIN  | |

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1 and FOR Proposal 2 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                          Dated ______________________, 2002


                                          --------------------------------------
                                          --------------------------------------
                                                        Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title of a partnership, please sign in partnership name by authorized person.

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                   OF EVTC, INC.


I     AUDIT COMMITTEE PURPOSE
      ------------------------

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.   AUDIT COMMITTEE COMPOSITION AND MEETINGS
      ----------------------------------------

      Audit Committee members shall meet the requirements of the Nasdaq Stock Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-employee directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

      Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES
      --------------------------------------------

      Review Procedures
      -----------------

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors or significant issues regarding accounting principles, practices, and judgments.

3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings 15 prepared by the independent auditors and the internal auditing department together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     Independent Auditors
     --------------------

     The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant. The Audit Committee shall:

1. Approve the fees and other significant compensation to be paid to the independent auditors.

2. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

3. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

4. Prior to releasing  the year-end  earnings,  discuss the results of the audit
with  the  independent   auditors.   Discuss  certain  matters  required  to  be
communicated to audit committees in accordance with AICPA SAS 61.

5.  Consider  the  independent   auditors'   judgments  about  the  quality  and
appropriateness of the Company's accounting principles as applied in its financial reporting.

     Internal Audit Department and Legal Compliance
     ----------------------------------------------

            The Audit Committee shall:

1. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

2. Review the appointment, performance, and replacement of the senior internal audit executive.

3. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

4. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

      Other Audit Committee Responsibilities
      --------------------------------------

            The Audit Committee shall:

1. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

2. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

3. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

      Other Optional Charter Disclosures
      ----------------------------------

            The Audit Committee shall:

1. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

2. Periodically perform self-assessment of audit committee performance.

3. Review financial and accounting personnel succession planning within the Company.

4. Annually review policies and procedures as well as audit results associated with directors and officers expense accounts and prerequisites. Annually review a summary of directors and officers related party transactions and potential conflicts of interest.